Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST ENHANCED SHORT MATURITY ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2017 AND
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2017
AS SUPPLEMENTED ON SEPTEMBER 29, 2017

DATED DECEMBER 22, 2017

The Fund pays First Trust Advisors L.P. (“FTA”), the Fund’s investment advisor, an annual unitary management fee equal to 0.45% of the Fund’s average daily net assets. Pursuant to a contractual agreement, FTA has agreed to waive management fees of 0.10% of average daily net assets until March 1, 2018 (the “First Waiver Agreement”), and, pursuant to a separate contractual agreement, to waive additional management fees of 0.10% of average daily net assets until March 1, 2018 (the “Second Waiver Agreement”).

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, the First Waiver Agreement will be terminated and will not apply to the Fund after March 1, 2018. The Second Waiver Agreement has been extended and will continue until March 1, 2019, subject to termination by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by FTA only after March 1, 2019.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE